FINANCIAL INVESTORS TRUST

Listed Private Equity Fund – Class A, I and R Shares

SUPPLEMENT DATED MAY 13, 2009 TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION, EACH DATED AUGUST 28, 2008

The information below replaces footnote (3) of the table in section titled “FEES AND EXPENSES OF THE FUND” found on page 3 of the Class A prospectus and footnote (1) of the table in section titled “FEES AND EXPENSES OF THE FUND” found on page 4 of the Class I prospectus and page 4 of the Class R prospectus:

(3)  ALPS Advisors, Inc. (the “Adviser”) and the Sub-Adviser have given a contractual agreement to the Listed Private Equity Fund to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and service (12b-1) fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, to 1.00% of the Fund’s average daily net assets.  This agreement is in effect through August 31, 2009 and is reevaluated on an annual basis.  Without this agreement, expenses could be higher.  The Adviser and the Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement.  The Fund will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee and expense was deferred.

The information below replaces the sentence:  “As described in the Prospectus under “Fees and Expenses,” the Adviser and Sub-Adviser have contractually agreed to limit certain of the Fund’s expenses until April 30, 2009.” of the section titled “INVESTMENT MANAGER” found on page 43 of the Statement of Additional Information:

As described in the Prospectus under “Fees and Expenses of the Fund,” the Adviser and Sub-Adviser have contractually agreed to limit certain of the Fund’s expenses until August 31, 2009.